UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2024
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MATTERPORT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39790	85-1695048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
352 East Java Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (650) 641-2241
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MTTR	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The 2024 Annual Meeting of Stockholders of Matterport, Inc. (the “Company”) was held on June 10, 2024 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company (i) elected one Class III director to the Board of Directors of the Company to serve for a term of three years expiring at the Company’s annual meeting of stockholders to be held in 2027 and until his successor is duly elected and qualified, (ii) ratified the selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and (iii) approved (on an advisory basis) the compensation of the Company’s named executive officers. The stockholders of the Company did not approve the amendment to the Company’s Second Amended and Restated Certificate of Incorporation regarding the waiver of corporate opportunities. The voting results for each proposal were as follows:

Proposal 1 – To elect the Board’s Class III nominee Michael (Gus) Gustafson to the Board of Directors, to hold office for a three-year term ending at the 2027 Annual Meeting of Stockholders:

	For	Withheld	Broker Non-Votes
Mike (Gus) Gustafson	106,624,466	45,050,565	56,670,726

Proposal 2 – To ratify selection by the Audit Committee of the Board of the Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
206,338,649	1,453,518	553,589	—

Proposal 3 – Approval on a non-binding advisory basis of the fiscal 2023 compensation of Matterport’s named executive officers:

For	Against	Abstain	Broker Non-Votes
145,861,368	5,198,248	615,411	56,670,730

Proposal 4 – Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation Regarding the Waiver of Corporate Opportunities:

For	Against	Abstain	Broker Non-Votes
148,829,698	2,269,752	575,577	56,670,730

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matterport, Inc.

Date: June 12, 2024	By:	/s/ Matthew Zinn
	Name:	Matthew Zinn
	Title:	Chief Legal Officer